UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2022

Shockwave Medical, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38829	27-0494101
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5403 Betsy Ross Drive Santa Clara, California	95054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 279-4262

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SWAV	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

Effective February 17, 2022, the Board of Directors of Shockwave Medical, Inc. (“Shockwave”), appointed Trinh Phung, Shockwave’s Vice President of Finance, to assume the duties of Shockwave’s Chief Accounting Officer and to act as Shockwave’s principal accounting officer for Securities Exchange Commission (“SEC”) reporting purposes. Ms. Phung assumes the roles of Chief Accounting Officer and principal accounting officer from Daniel Puckett, who continues in his roles as Shockwave’s Chief Financial Officer and principal financial officer. Ms. Phung will retain the title of Vice President of Finance.

Ms. Phung, age 44, joined Shockwave in July 2017 and served as Corporate Controller until she was promoted to Vice President of Finance in November 2018. Prior to joining Shockwave, from February 2012 through June 2017, Ms. Phung was Controller of Ariosa Diagnostics, Inc., a molecular diagnostics testing company that was acquired by Roche in 2014.

There are no arrangements or understandings with any other person with respect to her appointment and no family relationships between Ms. Phung and any of Shockwave’s directors, executive officers, or persons nominated or chosen by Shockwave to become a director or executive officer. There is no material plan, contract or arrangement (whether or not written) to which Ms. Phung is a party or a participant that was entered into or materially amended in connection with her appointment as Chief Accounting Officer and principal accounting officer, or any grant or award to Ms. Phung or modification thereto, under any such plan, contract or arrangement in connection with her appointment. Ms. Phung has not been involved in any related person transactions with Shockwave that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2022	Shockwave Medical, Inc.

/s/ Dan Puckett
Dan Puckett
Chief Financial Officer